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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number

817-00879

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1775 I STREET, N.W.

WASHINGTON, DC 20006-2401

(Address of principal executive offices) (Zip code)

José Luis Gómez Pimienta

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to:  Sander M. Bieber

Dechert LLP

1775 I STREET, N.W.

WASHINGTON, DC 20006-2401

Registrant’s telephone number, including area code:    202-261-7941

Date of fiscal year end:    October 31

Date of reporting period:    April 30

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Reports to Stockholders.

A copy of the Registrant’s semi-annual report to stockholders for the period ending April 30, 2003 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

The Mexico Fund, Inc.

Directors:

Juan Gallardo T. — Chairman

Philip Caldwell

José Luis Gómez Pimienta

Claudio X. González

Robert L. Knauss

Jaime Serra Puche

Emilio Carrillo Gamboa

Officers:

José Luis Gómez Pimienta — President

Samuel García-Cuéllar — Secretary

Alberto Osorio — Treasurer

Carlos H. Woodworth — Corporate Governance Vice President

Eduardo Solano — Investor Relations Vice President

Allan S. Mostoff — Assistant Secretary

Sander M. Bieber — Assistant Secretary

Investment Adviser —

Impulsora del Fondo México, S.A. de C.V.

Custodian —

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar —

American Stock Transfer & Trust Company

Counsel —

Dechert LLP

Creel, García-Cuéllar y Müggenburg, S.C.

This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

Semi-Annual Report

April 30, 2003

(Unaudited)

www.themexicofund.com

The Mexico Fund, Inc.

Semi-Annual Report

April 30, 2003

Highlights

•	The second quarter of the Fund’s fiscal year 2003 ended April 30, 2003.

•	The Mexican economy continues to show signs of weakness, as gross domestic product (GDP) increased 2.3% during the first quarter of 2003 compared with the same period of 2002, but declined 0.49% as compared to the fourth quarter of 2002.

•	During this fiscal quarter, the Fund’s market price and net asset value (NAV) per share increased 15.9% and 16.9%, respectively, while the IFCG Mexico and IPC indices increased 14.0% and 15.8%, respectively.

•	At April 30, 2003, the discount between the Fund’s market price and NAV per share was 13.6%.

•	At a reconvened annual stockholders’ meeting of the Fund held on April 28, 2003, stockholders re-elected Messrs. Philip Caldwell and Jaime Serra Puche as Directors and approved an amended Investment Advisory and Management Agreement.

•	The Fund will conduct an in-kind periodic repurchase offer from June 30, 2003 to July 21, 2003, offering to repurchase up to 5% of outstanding shares.

•	Participation in the Fund’s in-kind periodic repurchase offers is not mandatory. The repurchase offers are not part of a plan to liquidate the Fund and its shares continue to be traded on the New York Stock Exchange (NYSE) during these periods.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

THE MEXICO FUND, INC.

Economic Environment

According to official sources, the Mexican economy continues showing signs of weakness, as gross domestic product (GDP) increased 2.3% during the first quarter of 2003 compared with the same period of 2002, but declined 0.49% when compared to the fourth quarter of 2002. During the first quarter of 2003, the sectors of the economy that reported the highest rates of growth were: construction, up 4.9%; transportation, up 4.3%; financial services, up 4.1%; and electricity, gas and water, up 3%. In contrast, during the same period, the only sector of the economy that registered a negative rate of growth was the primary sector, composed of agriculture, fishery and livestock, which declined 0.2%. Although the Mexican economy continues to be vulnerable to the delayed recovery of the U.S. economy, economists surveyed by Mexico’s Central Bank estimate that positive GDP growth will continue during 2003, as their average estimate of GDP growth for this year is 2.4%.

The Mexican peso weakened and performed in a volatile way during the beginning of 2003, but recovered during April, as the exchange rate of the peso against the U.S. dollar ended at Ps. 10.30, 1.3% lower than at the end of 2002. Official sources also indicate that during the first quarter of 2003, $2.7 billion were transferred to the country by Mexicans living abroad, and international reserves at the central bank reached $53.7 billion at the end of April 2003. The central bank has commenced the implementation of a mechanism to slow the rate of growth of its international reserves, which results in an additional supply of U.S. dollars in the domestic currency market.

Mexican interest rates declined during the second fiscal quarter, when yields of 28-day Cetes (treasury bills) ended April 2002 at 5.7%, compared with 7.7% at the end of fiscal 2002. Further interest rate reductions occurred after the end of April, as the yield paid by the 28-day Cetes decreased to 4.72% at the beginning of June, the lowest level in the history of this instrument. The central bank has announced that it will continue implementing a restrictive monetary policy in order to reach an inflation level of 3% during 2003, a target difficult to reach given the current level of 5.3% for the year ended April 30, 2003. Economists surveyed by the central bank expect that inflation will be 4.3% at the end of 2003.

According to figures published by Mexican authorities, Mexico’s trade balance registered a deficit of $1.1 billion during the first four months of 2003, 49.8% lower than during the same period of 2002. Total exports increased 3.7% to $52.84 billion, and within them, oil exports increased 56.6%, mostly because of high levels of international oil prices that resulted from the war in Iraq, while non-oil exports decreased 0.8%. At the same time, total imports increased 1.5% to $53.94 billion, and within them, consumer good imports grew by 6.6%, intermediate good imports by 2.3% and capital good imports decreased 7.5%. Mexico continues to be the second largest trade partner of the United States only after Canada. During the first quarter of 2003, total trade between Mexico and the United States was $56.24 billion, with a trade balance surplus for Mexico of $10.84 billion. Mexico continues making efforts to diversify its foreign trade relations and is currently negotiating trade agreements with Japan, Argentina and Venezuela.

Fund’s Performance & Portfolio Strategy

During the Fund’s second fiscal quarter, the Fund’s NAV and market price per share increased 16.9% and 15.9%, respectively, while the IFCG Mexico Index increased 14.0% and the IPC Index of the Bolsa 15.8%. At the end of April 2003, the Fund’s market price and NAV per share were $12.70 and $14.69, respectively, representing a discount of 13.6%, compared with 5.7% at the end of fiscal 2002.

The adviser continues to invest in small and medium-sized companies whose shares trade at volumes lower than those of shares of the Fund’s largest portfolio holdings. At the end of April 2003, these companies represented approximately 42% of the Fund’s net assets. The Fund has adopted a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

Currently, the only industry group that represents 20% or more of the value of the securities included in the IPC Index is the communications industry group. This industry category includes local, long-distance, and cellular telephone companies, as well as broadcast and media companies. Approximately 86.4% of this industry group is comprised of stocks of telecommunications companies. Since the fourth fiscal quarter, the Fund’s investment adviser has reduced its investments in the communications sector from 24.4% of the Fund’s net assets at the end of fiscal 2002 to 21.4% at the end of this fiscal quarter. This is compared with the communications industry group’s weighting of approximately 39.6% of the IPC Index. The Fund’s investment adviser will continue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Periodic Repurchase Offer Policy

The Fund has a fundamental policy to conduct periodic in-kind repurchase offers at no less than 98% of NAV for between one and one hundred percent of the Fund’s outstanding shares. This policy is intended to provide additional liquidity to Fund shares and to reduce the discount at which Fund shares have been trading on the NYSE. Under this policy which was approved by stockholders and is the subject of exemptive relief granted by the Securities and Exchange Commission, the Fund offers to repurchase no less than five percent of the Fund’s outstanding shares each fiscal year, based on the number of shares outstanding at the beginning of the fiscal year. Repurchase offers are in-kind and conducted at least once each fiscal year, but not more frequently than quarterly. The Board can set or reset the periodic interval between repurchase offers at three, six or 12 months.

The Fund will conduct its second in-kind repurchase offer of the 2003 fiscal year from June 30, 2003 to July 21, 2003, offering to repurchase up to 5% of its outstanding shares.

The repurchase offers are not part of a plan to liquidate the Fund. Stockholder participation in the repurchase offers is not mandatory. Stockholders can continue to purchase and sell Fund shares in cash transactions on the New York Stock Exchange. The Fund continues to provide a convenient professionally managed vehicle for investing in Mexico.

Annual Meeting of Stockholders

The Fund held its annual stockholders’ meeting on April 3, 2003 at 2 p.m. New York City Time at 30 Rockefeller Plaza, 23rd Floor, New York, New York 10112. The Fund adjourned the meeting to April 17, 2003 and then to April 28, 2003, to provide stockholders additional time to vote on the proposals for the Meeting. On April 28, 2003, stockholders of the Fund re-elected the Fund’s director nominees, Messrs. Philip Caldwell and Jaime Serra Puche and approved an amended Investment Advisory and Management Agreement. The meeting was held at 11:00 a.m. New York City Time at 30 Rockefeller Plaza, 23rd Floor, New York, New York 10112.

A total of 8,517,295 Fund shares were present at the meeting, constituting a quorum of 52.07%. The results of the meeting were as follows:

Proposal 1:    Election of Directors

	For	% of outstanding	% of voted	Withhold	% of outstanding	% of voted
Philip Caldwell	7,767,735	47.49%	91.20%	749,560	4.58%	8.80%
Jaime Serra Puche	7,792,940	47.64%	91.50%	724,375	4.43%	8.50%

Proposal 2:    Approval of Amended Investment Advisory Fee

For	% of outstanding	% of voted	Against	% of outstanding	% of voted
5,719,592	34.97%	67.15%	2,513,854	15.37%	29.51%
Abstain	% of outstanding	% of voted
283,835	1.74%	3.33%

Investor Relations

The Fund’s web site presents the Fund’s market price and NAV per share on a same-day basis, displays the complete history of dividend distributions made by the Fund and provides a downloadable database containing the most important historical figures for the Fund. Documentation of the Fund’s in-kind repurchase offers is available at the web site section titled “Shareholder Information”. The new web site section “Insiders’ Filings” provides direct hyperlinks to filings made by Directors and Officers of the Fund and its investment adviser regarding transactions in Fund shares available from the Securities and Exchange Commission’s web site.

As part of continuing efforts to minimize Fund expenses and recognizing the increasing use of electronic media, the Monthly Summary Report will no longer be printed and mailed to stockholders, but will continue being published on the Fund’s web site at the section “Monthly Report”. Stockholders will receive printed versions of the Fund’s semi- and annual reports. Instead of printing and mailing the first and third quarter reports, the Fund will minimize expenses in this area by publishing the Schedule of Investments and Statement of Assets and Liabilities for the relevant quarter on the web site at the section “Quarterly Report”. Web site visitors may request online to receive via regular mail a copy of the Fund’s Annual or Semi-Annual Reports. We hope that the Fund’s web site is a useful resource for information and we will continue working to improve it.

The toll free 1-800 telephone number of the Fund has been discountinued but the information provided there may be

obtained via the Fund’s web site or e-mail service (see below). Stockholders may also contact the adviser via telephone, in Mexico City, at (+52 55) 5282-8900. Please ask for Mr. Eduardo Solano, the Fund’s Investor Relations Vice President. Personnel to answer your questions are regularly available from 10:00 am to 3:00 pm and from 5:00 pm to 7:00 pm EST.

The Fund also offers stockholders and the general public the ability to contact the Fund via e-mail with questions or requests for additional information about the Fund. Please direct your e-mail inquiries to:

Investor Relations Office

investor-relations@themexicofund.com

Information on the Fund’s NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called “Closed-End Funds”. The Fund’s NYSE trading symbol is MXF.

The Fund’s shares are also listed and traded on the Third Section (“Freiverkehr”) of the Stuttgart Stock Exchange. The Fund’s German Domestic Tax Representative is:

PricewaterhouseCoopers GmbH

Wirtschaftsprüfungsgesellschaft

Marie-Curie-Straße 24-28

60439 Frankfurt am Main

Postfach 50 06 36

60394 Frankfurt am Main

Germany

The Fund’s Dividend Reinvestment Plan and Transfer Agent is:

American Stock Transfer & Trust Company

59 Maiden Lane – Plaza Level

New York, NY 10038

(212) 936-5100

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a stockholder’s request, the Plan Agent will sell the participant’s shares and remit any proceeds to the participant, net of brokerage commissions. Stockholders who do not participate in the Plan will receive all distributions in cash.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, stockholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the stockholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

American Stock Transfer & Trust Company

Attention: Dividend Reinvestment Department

59 Maiden Lane – Plaza Level

New York, NY 10038

(212) 936-5100

Sincerely yours,

José Luis Gómez Pimienta President	Juan Gallardo T. Chairman of the Board

June 30, 2003.

The Mexico Fund, Inc.

Schedule of Investments as of April 30, 2003 (Unaudited)

Industries		Shares Held	Common Stock (97.63%)	Series	Value (Note 1)	Percent of Net Assets

Cement Industry		688,200	Apasco, S.A. de C.V.	*	$ 4,690,450	1.95%
		2,814,591	Cemex, S.A. de C.V.	CPO	12,799,558	5.33

					17,490,008	7.28

Communications		6,552,600	América Móvil, S.A. de C.V.	A	5,471,103	2.28
		12,080,700	América Móvil, S.A. de C.V.	L	10,145,442	4.23
	(a)	6,587,600	América Telecom, S.A. de C.V.	A1	5,122,978	2.13
	(a)	6,586,800	Carso Global Telecom, S.A. de C.V.	A1	7,405,354	3.08
	(a)	3,625,900	Grupo Televisa, S.A.	CPO	5,484,614	2.28
		6,552,300	Teléfonos de México, S.A. de C.V.	A	10,019,294	4.17
		5,350,300	Teléfonos de México, S.A. de C.V.	L	8,098,173	3.37

					51,746,958	21.54

Financial Groups	(a)	9,589,009	Grupo Financiero BBVA—Bancomer, S.A. de C.V.	B	8,322,887	3.46
		3,177,300	Grupo Financiero Banorte, S.A. de C.V.	O	8,831,660	3.68
	(a)	6,826,000	Grupo Financiero Inbursa, S.A. de C.V.	O	6,004,229	2.50
	(a)(b)	—	Grupo Financiero Scotiabank Inverlat Recovery Trust		—	0.00

					23,158,776	9.64

Food and Beverages		2,275,900	Coca-Cola Femsa, S.A. de C.V.	L	4,861,146	2.02
		2,583,700	Embotelladoras Arca, S.A. de C.V.	*	4,164,021	1.73
		3,239,999	Fomento Económico Mexicano, S.A. de C.V.	UBD	12,236,501	5.09
		6,280,200	Grupo Bimbo, S.A. de C.V.	A	9,883,693	4.12
		2,552,000	Grupo Continental, S.A.	*	3,914,718	1.63
		3,870,500	Grupo Modelo, S.A. de C.V.	C	8,620,317	3.59

					43,680,396	18.18

Holding Companies		5,698,500	Alfa, S.A. de C.V.	A	9,709,580	4.04
	(a)	4,660,700	Corporación Interamericana de Entretenimiento, S.A. de C.V.	B	8,190,162	3.41
		6,294,000	Desc, S.A. de C.V.	B	2,578,707	1.08
	(a)	3,750,500	Grupo Carso, S.A. de C.V.	A1	10,712,593	4.46
		5,476,800	Grupo Imsa, S.A. de C.V.	UBC	7,763,231	3.23
	(a)	1,979,500	Grupo Sanborns, S.A. de C.V.	B-1	2,094,811	0.87
		7,313,000	Vitro, S.A.	A	5,076,500	2.11

					46,125,584	19.20

Housing	(a)	3,733,800	Consorcio ARA, S.A. de C.V.	*	6,880,342	2.86
	(a)	3,163,900	Corporación Geo, S.A. de C.V.	B	8,751,409	3.64

					15,631,751	6.50

Pulp and Paper		2,658,980	Kimberly-Clark de México, S.A. de C.V.	A	6,505,466	2.71

The Mexico Fund, Inc.

Schedule of Investments as of April 30, 2003 (Unaudited)—(Continued)

Industries		Shares Held	Common Stock (Continued)	Series	Value (Note 1)	Percent of Net Assets

Retail Stores		2,215,100	Controladora Comercial Mexicana, S.A. de C.V.	UBC	$1,344,114	0.56%
	(a)	1,929,200	Organización Soriana, S.A. de C.V.	B	3,485,671	1.45
		4,673,393	Wal-Mart de México, S.A. de C.V.	C	11,860,436	4.94
		2,439,200	Wal-Mart de México, S.A. de C.V.	V	6,791,870	2.83

					23,482,091	9.78

Service		4,281,400	Grupo Aeroportuario del Sureste, S.A. de C.V.	B	5,503,470	2.29

Steel	(a)	489,715	Tenaris, S.A.	*	1,221,910	0.51

			Total Common Stock (Identified Cost—$197,789,340)		$234,546,410	97.63%

Securities			Short-Term Securities (2.68%)		Value (Note 1)	Percent of Net Assets

Repurchase Agreements			BBVA Bancomer, S.A., 5.80%, dated 04/30/03, due 05/02/03, repurchase price $5,959,165, collateralized by Cetes. Value of collateral $5,957,246		$5,957,246	2.48%
			Comerica Bank, 1.1560%, dated 04/30/03, due 05/01/03, repurchase price $492,244, collateralized by U.S. Government Agency Securities. Value of collateral $492,228		492,228	0.20

			Total Short-Term Securities (Identified cost—$6,449,474)		6,449,474	2.68
			Total Investments (Identified cost—$204,238,814)		240,995,884	100.31
			Liabilities in Excess of Other Assets		(754,991)	(0.31)

			Net Assets Equivalent to $14.69 per share on 16,357,931 shares of capital stock outstanding (Note 6)		$240,240,893	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b)	See Note 9 to Financial Statements.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited)

Assets:
Investments:
Securities, at value (Note 1):
Common stock (identified cost — $197,789,340)	$234,546,410
Short term securities (identified cost — $6,449,474)	6,449,474

Total investments (identified cost — $204,238,814)		$240,995,884
Receivables from securities sold		572,131
Interest receivable		976

Total assets		241,568,991

Liabilities:
Payable to Investment Advisor (Notes 2 and 3)		210,909
Payables for securities purchased		1,070,493
Accrued expenses and other liabilities		46,696

Total liabilities		1,328,098

Net Assets — Equivalent to $14.69 per share on 16,357,931 shares of capital stock outstanding		$240,240,893

Composition of Net Assets:
Common stock		$16,357,931
Additional paid in capital		189,439,845
Accumulated net investment loss		(447,052)
Accumulated net realized loss on investments		(2,120,779)
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency		37,010,948

		$240,240,893

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations (Unaudited)For the Six Months Ended April 30, 2003

Net Investment Income:
Income:
Dividends	$2,214,097
Interest	219,169

Total income		$2,433,266
Expenses:
Investment advisory fee	938,708
Administrative services	183,264
Value-added taxes	174,293
Printing, distribution and mailing of shareholder reports	97,873
Legal fees	413,957
Directors’ fees	126,000
Directors’ and Officers’ expenses	97,653
Audit and tax fees	59,431
Custodian fees	23,308
Transfer agent and dividend disbursement fees	10,500
Shareholders’ information	71,262
Stock exchange fees	17,416
Insurance	74,384
Miscellaneous	43,573

Operating expenses		2,331,622

Net investment income		101,644

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	11,834,967
Net realized loss from foreign currency transactions	(548,398)

Net realized gain on investments and foreign currency transactions		11,286,569
Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency:
Increase in net unrealized gain on investments	4,005,010
Increase in net unrealized gain on translation of assets and liabilities in foreign currency	262,153

Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency		4,267,163

Net Increase in Net Assets Resulting from Operations		$15,655,376

See Notes to Financial Statements.

The Mexico Fund, Inc. Statement of Changes in Net Assets	For the Six Months Ended April 30, 2003 (Unaudited)	For the Year Ended October 31, 2002

Increase (Decrease) in Net Assets:
From Operations
Net investment income	$101,644	$5,487,768
Net realized gain on investments and foreign currency transactions	11,286,569	184,243,650
Increase (decrease) in net unrealized gain on investments and translation of assets and liabilities in foreign currency	4,267,163	(158,593,191)

Net increase in net assets resulting from operations	15,655,376	31,138,227
Dividends to shareholders from net investment income	(7,216,888)	(6,086,589)
Dividends to shareholders from net realized gain on investments	(21,347,970)	(121,218,134)

	(12,909,482)	(96,166,496)
From Capital Share Transactions
Net increase in capital stock (Note 6)	14,775,992	—
Repurchase of stock, at cost (Note 8)	(70,389,057)	(458,047,473)

	(55,613,065)	(458,047,473)

Total decrease in net assets	(68,522,547)	(554,213,969)
Net Assets:
Beginning of period	308,763,440	862,977,409

End of period	$240,240,893	$308,763,440

See Notes to Financial Statements.

The Mexico Fund, Inc. Financial Highlights	For the Six Months Ended April 30, 2003 (Unaudited)		For the Year Ended October 31,
			2002	2001	2000	1999	1998

Per Share Operating Performance:
Net asset value, beginning of period	$15.46		$18.98	$20.84	$19.57	$15.52	$23.49

Net investment income (Note 1)	0.01	**	0.15 **	0.23 **	0.18 **	0.40	0.39	**
Net gain (loss) on investments and translation of foreign currency (Note1)	0.98	**	(1.30)**	(2.31)**	1.10 **	4.10	(7.48	)**

Total from investments operations	0.99	**	(1.15)**	(2.08)**	1.28 **	4.50	(7.09	) **

Less Dividends:
Dividends to shareholders from net investment income	(0.45)		(0.13)	(0.13)	(0.19)	(0.45)	(0.23)
Dividends to shareholders from net realized gains on investments	(1.34)		(2.67)	(0.05)	—	—	(0.60)

Total dividends	(1.79)		(2.80)	(0.18)	(0.19)	(0.45)	(0.83)

Capital Share Transactions:
Effect on NAV of stock repurchased	0.06		0.43	0.40	0.18	—	—
Capital charge resulting from issuance of fund shares	(0.03)		—	—	—	—	(0.05)

Total capital share transactions	0.03		0.43	0.40	0.18	—	(0.05)

Net asset value, end of period	$14.69		$15.46	$18.98	$20.84	$19.57	$15.52

Market value per share, end of period	$12.70		$14.58	$16.70	$15.81	$14.31	$11.25

Total investment return based on market value per share	1.28%		2.14%	6.64%	11.82%	31.92%	(36.70%)
Ratios to Average Net Assets:
Gross Expenses	2.07	%*	1.46%	1.07%	0.96%	0.98%	0.93%
Expenses, net of reimbursement	2.07	%*	1.37%	1.07%	0.96%	0.98%	0.93%
Net investment income, net of expense reimbursement	0.09	%*	0.83%	1.12%	0.78%	2.14%	1.87%
Supplemental Data:
Net assets at end of period (in 000’s)	$240,241		$308,763	$862,977	$1,022,136	$988,627	$783,775
Portfolio turnover rate	10.63%		43.36%	29.69%	22.27%	6.40%	3.69%

  * Annualized

** Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements—

April 30, 2003 (Unaudited)

1.	Operations and Significant Accounting Policies:

The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. On October 16, 2000, the Fund received shareholder approval to convert from a diversified to a non-diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of operations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

Security transactions and investment income —Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at April 30, 2003 was Ps. 10.3000 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

Since the net assets of the Fund are determined based on the currency exchange rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of cash, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund’s investment advisor monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral is at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the year ended October 31, 2002, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its shareholders.

Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions, are distributed annually to  shareholders.

The Fund is subject to Mexican withholding taxes in accordance with the Mexican Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

Dividends to shareholders — Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders may be subject to Mexican withholding taxes.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations; (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

2.	Investment Advisory Agreement:

The Fund has a management contract with Impulsora del Fondo México, S.A. de C.V. (the “Adviser”), a Mexican corporation registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million. On April 28, 2003, Fund shareholders approved a modification in the fee structure of the contract with the Adviser. Accordingly, starting April 29, 2003, the Fund pays to the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3.	Administrative Services Agreement:

Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 2004. The Fund pays to the Adviser a monthly fee at the annual rate of 0.07% of average daily net assets, with a minimum amount of $350,000. The Adviser receives a fee of $75,000 for each repurchase offer conducted by the Fund.

4. Mandate Agreement and Mandatory Party:

On March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, performing certain activities related to the custody of the Fund’s securities. The annual fee payable to Bancomer under this Agreement is denominated in Mexican pesos, which currently translates to approximately $45,480 as of April 30, 2003. Due to the nature of this Agreement, the fees paid to Bancomer are consolidated with the Fund’s custodian fees.

5.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were as follows:

Purchases

Common Stock	$24,778,224

Total Purchases	$24,778,224

Proceeds from Investments Sold

Common Stock	$108,962,922

Total Sales	$108,962,922

Included in proceeds from investments sold, is $68,697,926 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $7,784,765. Pursuant to a ruling order from the Internal Revenue Service, obtained by the Fund, these gains are not recognized by the Fund for tax purposes. As a result, net realized gains differ for financial statements and tax purposes. These realized gains have been reclassed from undistributed realized gains on investments to additional paid in capital in the accompanying financial statements.

6.	Capital Stock:

At April 30, 2003, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 16,357,931 shares were outstanding.

The Fund offers a Dividend Reinvestment Plan (“Plan”) to its shareholders. Fund shareholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent  otherwise.

On December 5, 2002, the Board of Directors declared a stock dividend of $28,564,858. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore on January 28, 2003 the Company issued 1,223,179 shares, which amounted to $14,775,992.

7.	Distributions to Shareholders:

As of April 30, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated net realized gain on investments	$4,115,423
Accumulated net investment loss	(447,052)
Unrealized appreciation	30,774,746

Total accumulated earnings	$34,443,117

At April 30, 2003, the cost of investments for federal income tax purposes was $204,025,536. Gross unrealized appreciation of investments was $55,316,368 and gross unrealized depreciation of investments was $24,795,493 resulting in net unrealized appreciation on investments of $30,520,875, excluding foreign currency transactions. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to different book and tax treatment on corporate reorganizations to securities held by the Fund.

8.	Stock Repurchase Programs:

On March 6, 2002, the Board of Directors of the Fund announced a policy contemplating “in-kind” repurchase offers at 98% of net asset value for up to 100% of the Fund’s outstanding shares.

The first such offer commenced on May 8, 2002 and expired on June 7, 2002. A total of 25,487,175 shares participated in the offer, equivalent to a total repurchase price of $458,047,473, including $700,000 of expenses related to the offer. These expenses were charged to capital. The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains and undistributed net investment income. Accordingly, the Fund reclassified such amounts from undistributed net realized gains and undistributed net investment income to additional paid in capital.

The second offer commenced on October 10, 2002 and expired on October 31, 2002. The amount paid for redeemed shares was 98% of the Fund’s net asset value on November 14, 2002, was paid on November 19, 2002 and was recorded in November for financial statements purposes. A total of 4,037,736 shares participated in the offer, equivalent to a total repurchase price of $60,478,026, including $250,000 of expenses related to the offer.

The third offer was limited to 5% of the Fund’s outstanding shares, commenced on December 3, 2002 and expired on January 22, 2003. The amount paid for redeemed shares was 98% of the Fund’s net asset value on January 29, 2003, was paid on February 3, 2003 and was recorded in January for financial statements purposes. A total of 1,171,565 shares participated in the offer, of which 796,569 were repurchased by the Fund equivalent to a total repurchase price of $9,911,029, including $198,186 of expenses related to the offer.

9.	Investments:

As a result of significant losses incurred by Grupo Financiero Scotiabank Inverlat, S.A. de C.V. (“Inverlat”), certain significant shareholders, together with the financial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capital stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled. The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to

36% of their ownership interest. Management has assigned the market value of the Fund’s holdings in the Recovery Trust at $0 as of April 30, 2003, due to the uncertainty regarding its ultimate realization.

According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA have been transferred to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.

Certain members of the Board of Directors of the Fund are also members of Boards of Directors of certain companies held in the Fund’s portfolio.

Item 2.    Code of Ethics.

Not applicable.

Item 3.    Audit Committee Financial Expert.

Not applicable.

Item 4.    Principal Accountant Fees and Services.

Not applicable.

Items 5.    Audit Committee of Listed Registrant.

Not applicable.

Items 6.    [Reserved]

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

(a)  The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b)  At the date of filing of this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no significant changes in the registrant’s internal controls or in other factors that could significantly affect those controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.    Exhibits.

(a)  Not applicable.

(b)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed as Exhibit 99. CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ JOSE LUIS GÓMEZ PIMIENTA
Jose Luis Gómez Pimienta
President and Principal Executive Officer

Date July 8, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ JOSÉ LUIS GÓMEZ PIMIENTA
José Luis Gómez Pimienta President and Principal Executive Officer

Date July 8, 2003

By*	/s/ ALBERTO OSORIO
Alberto Osorio Treasurer and Principal Financial Officer

Date July 8, 2003

* Print the name and title of each signing officer under his or her signature.